UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 14, 2004

CRANE CO.
(Exact name of registrant as specified in its charter)

DELAWARE	1-1657	13-1952290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Stamford, CT.	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(203) 363-7300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Crane Co. announced on October 14, 2004 that it has initiated a search for a chief financial officer. The Company’s CFO, George S. Scimone, has been on a medical leave of absence since March 3, 2004, and Eric C. Fast, president and chief executive officer, has been serving as acting chief financial officer since that date. Mr. Scimone has decided to go on long-term disability status at the end of October, and the Company plans to hire a new chief financial officer.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	None

(b)	None

(c)	Exhibits

99.1 Press Release of Crane Co. dated October 14, 2004 (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crane Co.

/s/ Joan Atkinson Nano
Joan Atkinson Nano
Vice-President, Controller

Date: October 14, 2004

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated October 14, 2004, issued by Crane Co.